UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2021

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	Y	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of President and Chief Executive Officer

On March 1, 2021, Alleghany Corporation (the “Company”) was informed by Weston M. Hicks, the Company’s President and Chief Executive Officer and a member of the Board of Directors (the “Board”), that he will retire from his position as Chief Executive Officer and as a director, effective on December 31, 2021 (the “Retirement Date”) and effective at the conclusion of the Company’s annual meeting of stockholders scheduled for April 23, 2021 (the “Annual Meeting”), Mr. Hicks will step down as the Company’s President.

Appointment of President

On March 1, 2021, the Company appointed Joseph P. Brandon as the Company’s President, effective at the conclusion of the Annual Meeting. Mr. Brandon will serve as the Company’s President until the Retirement Date, at which time he will become the Company’s President and Chief Executive Officer, and be appointed as a director of the Board.

In satisfaction of the disclosure required by Regulation S-K Items 401(b), (d) and (e), the information contained in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on March 16, 2020, is incorporated by reference herein. With respect to Regulation S-K Item 404(a), there are no relationships or related party transactions between Mr. Brandon and the Company that would be required to be reported.

The terms of Mr. Brandon’s compensation in connection with his appointment as President and Chief Executive Officer are still being finalized and are therefore not yet available for disclosure hereunder. The Company will disclose the final compensation terms in a subsequent filing to be made by the Company under the Securities Exchange Act of 1934 when such terms are finalized.

Appointment of Executive Vice President

On March 1, 2021, the Company appointed Kerry J. Jacobs as the Company’s Executive Vice President, effective at the conclusion of the Annual Meeting. Ms. Jacobs will serve as the Company’s Executive Vice President in addition to her current role as the Company’s chief financial officer.

In satisfaction of the disclosure required by Regulation S-K Items 401(b), (d) and (e), the information contained in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on March 16, 2020, is incorporated by reference herein. With respect to Regulation S-K Item 404(a), there are no relationships or related party transactions between Ms. Jacobs and the Company that would be required to be reported.

The terms of Ms. Jacobs’ compensation in connection with her appointment as Executive Vice President and chief financial officer are still being finalized and are therefore not yet available for disclosure hereunder. The Company will disclose the final compensation terms in a subsequent filing to be made by the Company under the Securities Exchange Act of 1934 when such terms are finalized.

Item 8.01	Other Events.

On March 3, 2021, the Company issued a press release announcing the above mentioned retirement and appointments. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 3, 2021, announcing the retirement of President and Chief Executive Officer and promotion of other officers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: March 3, 2021	By:	/s/ Kerry J. Jacobs
	Name:	Kerry J. Jacobs
	Title:	Senior Vice President and chief financial officer

4